                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2001


I.  RECONCILIATION OF COLLECTION ACCOUNT:
    End of Period Collection Account Balance as of Prior Payment Date:                                                  359,614.12
    Available Funds:
        Contract Payments due and received in this period                                                             2,458,721.37
        Contract Payments due in prior period(s) and received in this period                                             51,845.59
        Contract Payments received in this period for next period                                                       120,384.98
        Sales, Use and Property Tax payments received                                                                   184,804.83
        Prepayment Amounts related to early termination in this period                                                4,252,131.03
        Servicer Advance                                                                                                283,267.10
        Proceeds received from recoveries on previously Defaulted Contracts                                                   0.00
        Transfer from Reserve Account                                                                                     5,925.37
        Interest earned on Collection Account                                                                             6,436.94
        Interest earned on Affiliated Account                                                                             1,090.46
        Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                           0.00
        Amounts paid per Contribution and Servicing Agreement Section 7.01
           (Substituted contract < Predecessor contract)                                                                      0.00
        Amounts paid under insurance policies                                                                                 0.00
        Maintenance, Late Charges and any other amounts                                                                       0.00
                                                                                                                    ---------------
    Total Available Funds                                                                                             7,724,221.79
    Less: Amounts to be Retained in Collection Account                                                                  370,855.31
                                                                                                                    ---------------
    AMOUNT TO BE DISTRIBUTED                                                                                          7,353,366.48
                                                                                                                    ===============

    DISTRIBUTION OF FUNDS:
        1.  To Trustee -  Fees                                                                                                0.00
        2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                   51,845.59
        3.  To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
              a) Class A1 Principal and Interest                                                                              0.00
              a) Class A2 Principal (distributed after A1 Note matures) and Interest                                  5,999,144.79
              a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest                             182,832.00
              b) Class B Principal and Interest                                                                         141,561.27
              c) Class C Principal and  Interest                                                                        159,849.40
              d) Class D Principal and Interest                                                                         161,220.19
              e) Class E Principal and Interest                                                                         163,948.34

        4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                           0.00
        5.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
              a) Residual Interest (Provided no Restricting or Amortization Event in effect)                             15,685.17
              b) Residual Principal (Provided no Restricting or Amortization Event in effect)                           252,147.72
              c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                   5,925.37
        6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                  192,332.23
        7.  To Servicer, Servicing Fee and other Servicing Compensations                                                 26,874.41
                                                                                                                    ---------------
    TOTAL FUNDS DISTRIBUTED                                                                                           7,353,366.48
                                                                                                                    ===============

                                                                                                                    ---------------
    End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}          370,855.31
                                                                                                                    ===============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                    $2,182,541.24
       - Add Investment Earnings                                                                                          5,925.37
       - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                       0.00
       - Less Distribution to Certificate Account                                                                         5,925.37
                                                                                                                    ---------------
End of period balance                                                                                                $2,182,541.24
                                                                                                                    ===============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                           $2,182,541.24
                                                                                                                    ===============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2001


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                        Pool A                                                          53,567,895.60
                        Pool B                                                           9,138,721.55
                                                                                        --------------
                                                                                                              62,706,617.15

Class A Overdue Interest, if any                                                                 0.00
Class A Monthly Interest - Pool A                                                          255,022.99
Class A Monthly Interest - Pool B                                                           43,507.11

Class A Overdue Principal, if any                                                                0.00
Class A Monthly Principal - Pool A                                                       4,877,676.91
Class A Monthly Principal - Pool B                                                       1,005,769.78
                                                                                        --------------
                                                                                                               5,883,446.69
Ending Principal Balance of the Class A Notes
                        Pool A                                                          48,690,218.69
                        Pool B                                                           8,132,951.77
                                                                                        --------------      ----------------
                                                                                                              56,823,170.46
                                                                                                            ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000     Ending Principal
Original Face $190,972,000       Original Face $190,972,000      Balance Factor
      $ 1.563214                        $ 30.807902                29.754713%
--------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                        Class A1                                                                 0.00
                        Class A2                                                        24,616,617.15
                        Class A3                                                        38,090,000.00
                                                                                        --------------
                                                                                                              62,706,617.15
Class A Monthly Interest
                        Class A1 (Actual Number Days/360)                                        0.00
                        Class A2                                                           115,698.10
                        Class A3                                                           182,832.00

Class A Monthly Principal
                        Class A1                                                                 0.00
                        Class A2                                                         5,883,446.69
                        Class A3                                                                 0.00
                                                                                        --------------
                                                                                                               5,883,446.69
Ending Principal Balance of the Class A Notes
                        Class A1                                                                 0.00
                        Class A2                                                        18,733,170.46
                        Class A3                                                        38,090,000.00
                                                                                        --------------      ----------------
                                                                                                              56,823,170.46
                                                                                                            ================

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2001


V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                          Pool A                                                 1,224,354.11
                                          Pool B                                                   208,865.72
                                                                                                --------------
                                                                                                                   1,433,219.83

           Class B Overdue Interest, if any                                                              0.00
           Class B Monthly Interest - Pool A                                                         6,050.35
           Class B Monthly Interest - Pool B                                                         1,032.14
           Class B Overdue Principal, if any                                                             0.00
           Class B Monthly Principal - Pool A                                                      111,489.76
           Class B Monthly Principal - Pool B                                                       22,989.02
                                                                                                --------------
                                                                                                                     134,478.78
           Ending Principal Balance of the Class B Notes
                                          Pool A                                                 1,112,864.35
                                          Pool B                                                   185,876.70
                                                                                                --------------     -------------
                                                                                                                   1,298,741.05
                                                                                                                   =============

-------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $4,365,000       Original Face $4,365,000       Balance Factor
      $ 1.622564                      $ 30.808426                29.753518%
-------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                                          Pool A                                                 1,377,642.39
                                          Pool B                                                   235,059.90
                                                                                                --------------
                                                                                                                   1,612,702.29

           Class C Overdue Interest, if any                                                              0.00
           Class C Monthly Interest - Pool A                                                         7,312.99
           Class C Monthly Interest - Pool B                                                         1,247.78
           Class C Overdue Principal, if any                                                             0.00
           Class C Monthly Principal - Pool A                                                      125,425.98
           Class C Monthly Principal - Pool B                                                       25,862.65
                                                                                                --------------
                                                                                                                     151,288.63
           Ending Principal Balance of the Class C Notes
                                          Pool A                                                 1,252,216.41
                                          Pool B                                                   209,197.25
                                                                                                --------------     -------------
                                                                                                                   1,461,413.66
                                                                                                                   =============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $4,910,955       Original Face $4,910,955         Balance Factor
     $ 1.743199                      $ 30.806356                   29.758238%
--------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2001


VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                          Pool A                                          1,377,642.39
                                          Pool B                                            235,059.90
                                                                                        ---------------
                                                                                                               1,612,702.29

           Class D Overdue Interest, if any                                                       0.00
           Class D Monthly Interest - Pool A                                                  8,483.98
           Class D Monthly Interest - Pool B                                                  1,447.58
           Class D Overdue Principal, if any                                                      0.00
           Class D Monthly Principal - Pool A                                               125,425.98
           Class D Monthly Principal - Pool B                                                25,862.65
                                                                                        ---------------
                                                                                                                 151,288.63
           Ending Principal Balance of the Class D Notes
                                          Pool A                                          1,252,216.41
                                          Pool B                                            209,197.25
                                                                                        ---------------     ----------------
                                                                                                               1,461,413.66
                                                                                                            ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000        Ending Principal
Original Face $4,910,955      Original Face $4,910,955         Balance Factor
      $ 2.022328                     $ 30.806356                  29.758238%
--------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                                          Pool A                                           1,377,642.39
                                          Pool B                                             235,059.90
                                                                                        ----------------
                                                                                                               1,612,702.29

           Class E Overdue Interest, if any                                                        0.00
           Class E Monthly Interest - Pool A                                                  10,814.49
           Class E Monthly Interest - Pool B                                                   1,845.22
           Class E Overdue Principal, if any                                                       0.00
           Class E Monthly Principal - Pool A                                                125,425.98
           Class E Monthly Principal - Pool B                                                 25,862.65
                                                                                        ----------------
                                                                                                                 151,288.63
           Ending Principal Balance of the Class E Notes
                                          Pool A                                           1,252,216.41
                                          Pool B                                             209,197.25
                                                                                        ----------------    ----------------
                                                                                                               1,461,413.66
                                                                                                            ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000         Ending Principal
Original Face $4,910,955      Original Face $4,910,955          Balance Factor
      $ 2.577851                    $ 30.806356                     29.758238%
--------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2001


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                          Pool A                                                 2,295,577.82
                                          Pool B                                                   391,592.91
                                                                                                --------------
                                                                                                                    2,687,170.73

           Residual Interest - Pool A                                                               13,397.78
           Residual Interest - Pool B                                                                2,287.39
           Residual Principal - Pool A                                                             209,043.30
           Residual Principal - Pool B                                                              43,104.42
                                                                                                --------------
                                                                                                                      252,147.72
           Ending Residual Principal Balance
                                          Pool A                                                 2,086,534.52
                                          Pool B                                                   348,488.49
                                                                                                --------------     --------------
                                                                                                                    2,435,023.01
                                                                                                                   ==============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                           26,874.41
            - Servicer Advances reimbursement                                                                          51,845.59
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                         192,332.23
                                                                                                                   --------------
           Total amounts due to Servicer                                                                              271,052.23
                                                                                                                   ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2001

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
               Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                  beginning of the related Collection Period                                                           61,220,754.82

               Aggregate Discounted Contract Balance of Additional Contracts acquired during
                  Collection Period                                                                                             0.00

               Decline in Aggregate Discounted Contract Balance                                                         5,574,487.90

               Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                  ending of the related Collection Period                                                              -------------
                                                                                                                       55,646,266.92
                                                                                                                       =============

               Components of Decline in Aggregate Discounted Contract Balance:
                   - Principal portion of Contract Payments  and Servicer Advances                       2,017,185.01

                   - Principal portion of Prepayment Amounts                                             3,557,302.89

                   - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

                   - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                          Contracts during the Collection Period                                                 0.00

                   - Aggregate Discounted Contract Balance of Substitute Contracts added during
                          Collection Period                                                                      0.00

                   - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                          during Collection Period                                                               0.00

                                                                                                        -------------
                                            Total Decline in Aggregate Discounted Contract Balance       5,574,487.90
                                                                                                        =============


POOL B
               Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                  beginning of the related Collection Period                                                           10,444,359.65

               Aggregate Discounted Contract Balance of Additional Contracts acquired during
                  Collection Period                                                                                             0.00

               Decline in Aggregate Discounted Contract Balance                                                         1,149,451.18

               Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                  ending of the related Collection Period                                                              -------------
                                                                                                                        9,294,908.47
                                                                                                                       =============

               Components of Decline in Aggregate Discounted Contract Balance:
                   - Principal portion of Contract Payments  and Servicer Advances                         477,010.58

                   - Principal portion of Prepayment Amounts                                               672,440.60
                                                                                                                    .
                   - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

                   - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                          Contracts during the Collection Period                                                 0.00

                   - Aggregate Discounted Contract Balance of Substitute Contracts added during
                          Collection Period                                                                      0.00

                   - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                          during Collection Period                                                               0.00

                                                                                                        -------------
                                            Total Decline in Aggregate Discounted Contract Balance       1,149,451.18
                                                                                                        =============

                                                                                                                       -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                      64,941,175.39
                                                                                                                       =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
              POOL A                                                                                                Predecessor
                                                                        Discounted              Predecessor         Discounted
              Lease #               Lessee Name                         Present Value           Lease #             Present Value
              ---------------------------------------------             -------------           -----------         ---------------
                                    NONE











                                                                        -------------                               ---------------
                                                           Totals:             $0.00                                          $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                                     $161,410,790.25
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                   $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                  YES ___ NO _X_


              POOL B                                                                                               Predecessor
                                                                        Discounted              Predecessor        Discounted
              Lease #               Lessee Name                         Present Value           Lease #            Present Value
              ---------------------------------------------             -------------           -----------        --------------
                                    NONE









                                                                        -------------                              --------------
                                                           Totals:             $0.00                                        $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                      $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                    $56,843,333.29
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                 0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE
              SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                  YES ___ NO _X_

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2001


XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

              POOL A - NON-PERFORMING                                                                               Predecessor
                                                                                   Discounted        Predecessor    Discounted
              Lease #          Lessee Name                                         Present Value     Lease #        Present Value
              ----------------------------------------------------------           --------------    -----------    ----------------
              1097-507         ADVANCED HEALTHCARE RESOURCES                         $159,644.40     1778-001            $48,984.23
              1238-501         WILLIAM F SKINNER, M.D.                               $174,282.67     1777-001           $325,671.26
              1505-005         NYDIC MEDICAL VENTURES VII, LLC                       $171,682.66     1855-001           $153,223.12
              2488-001         HYDRO-TOUCH INC.                                      $110,973.88     1949-001            $94,307.11
                               CASH                                                    $5,602.11






                                                                                   --------------                   ----------------
                                                                        Totals:      $622,185.72                        $622,185.72

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                            622,185.72
              b) ADCB OF POOL A AT CLOSING DATE                                                                     $161,410,790.25
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                  YES ___ NO _X_



              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                         Predecessor
                                                                                     Discounted       Predecessor   Discounted
              Lease #               Lessee Name                                      Present Value    Lease #       Present Value
              ----------------------------------------------------------            --------------    -----------   --------------
                                    None




                                                                                    --------------                  --------------
                                                                         Totals:             $0.00                           $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                   $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                     $56,843,333.29
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
              BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                  YES ___ NO _X_

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2001


XV.    POOL PERFORMANCE MEASUREMENTS


1.   AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT > 90 DAYS                                    TOTAL OUTSTANDING CONTRACTS
     This Month                                 106,142.21             This Month                           64,941,175.39
     1 Month Prior                              127,309.20             1 Month Prior                        71,665,114.47
     2 Months Prior                             161,332.39             2 Months Prior                       75,025,723.43

     Total                                      394,783.80             Total                               211,632,013.29

     a) 3 MONTH AVERAGE                         131,594.60             b) 3 MONTH AVERAGE                   70,544,004.43

     c) a/b                                          0.19%

2.   Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                   Yes                      No  X
                                                                                                       ---------------------   ---

3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                                         Yes                      No  X
                                                                                                       ---------------------   ---
     B. An Indenture Event of Default has occurred and is then continuing?                         Yes                      No  X
                                                                                                       ---------------------   ---

4.   Has a Servicer Event of Default occurred?                                                     Yes                      No  X
                                                                                                       ---------------------   ---


5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                                              Yes                      No  X
                                                                                                       ---------------------   ---
     B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
          not remedied within 90 days?                                                             Yes                      No  X
                                                                                                       ---------------------   ---
     C. As of any Determination date, the sum of all defaulted contracts since the Closing date
          exceeds 6% of the ADCB on the Closing Date?                                              Yes                      No  X
                                                                                                       ---------------------   ---


6.   Aggregate Discounted Contract Balance at Closing Date                                         Balance  $  218,254,123.54
                                                                                                           ------------------


     DELINQUENT LEASE SUMMARY

              Days Past Due          Current Pool Balance          # Leases
                    31 - 60                  8,003,478.90                35
                    61 - 90                     36,051.35                 9
                   91 - 180                    127,309.20                10

              Approved By:
              Mathew E. Goldenberg
              Assistant Treasurer